Exhibit 10.24

Dated the 1st day of December 2025

WEALTHY TRACKS HOLDINGS LIMITED

("VENDOR A")

AND

CHOY YUK FU (蔡育富)
("VENDOR B"),

AND

BARROWDALE LIMITED
("VENDOR C", TOGETHER WITH VENDOR A AND VENDOR B, THE "VENDORS")

AND

SMART KREATE GROUP LIMITED
(THE "PURCHASER")

AND

TIMES EXPRESS LIMITED (時豐快遞有限公司)
("TARGET COMPANY A")

AND

H2N LIMITED
("TARGET COMPANY B", TOGETHER WITH TARGET COMPANY A, THE "TARGET COMPANIES")

ADDENDUM TO AGREEMENT FOR SALE AND PURCHASE OF SALE SHARES IN RELATION TO TIMES EXPRESS LIMITED (時豐快遞有限公司) AND H2N LIMITED

THIS ADDENDUM is made on the 1st day of December

BETWEEN:

(1) **Wealthy Tracks Holdings Limited (財經控股有限公司),** a company incorporated with limited liability under the laws of the British Virgin Islands (Company Registration Number: 1616361), whose registered office is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, British Virgin Islands (**"Vendor A"**);

(2) **Choy Yuk Fu (蔡育富)** (holder of Hong Kong Identity Card No. [***]) of Block 11, Greenpeak Villa 33, Wong Chuk Shan San Tsuen, Sai Kung, New Territories, Hong Kong (**"Vendor B"**);

(3) **Barrowdale Limited**, a company incorporated with limited liability under the laws of the British Virgin Islands (Company Registration Number: 69717), whose registered office is Vistra Corporate Services Centre, Wickhams Cay II, Road Town, Tortola, British Virgin Islands (**"Vendor C"**, together with Vendor A and Vendor B, collectively the **"Vendors"**);

(4) **Smart Kreate Group Limited**, a company incorporated with limited liability under the laws of the British Virgin Islands (Company Registration Number: 2136895), whose registered office is Unit 8, 3/F., Qwomar Trading Complex, Blackburne Road, Port Purcell, Road Town, Tortola, British Virgin Islands, VG1110 (the "**Purchaser**");

(5) **Times Express Limited (時豐快遞有限公司),** a company incorporated with limited liability under the laws of Hong Kong (Business Registration Number: 72083694), whose registered office is Suite No. A, 11/F., Ritz Plaza, 122 Austin Road, Tsimshatsui, Kowloon, Hong Kong (**"Target Company A"**);

(6) **H2N Limited,** a company incorporated with limited liability under the laws of Hong Kong (Business Registration Number: 62433704), whose registered office is 16/F, Kerry Cargo Centre, 55 Wing Kei Road, Kwai Chung, New Territories, Hong Kong (**"Target Company B"**, together with Target Company A, collectively, the **"Target Companies"**).

(Each of the Vendors, the Purchaser and each of the Target Companies may be referred to individually as a "**Party**" or collectively as the "**Parties**".)

WHEREAS:

On 25th August 2025, the Parties entered into a Sale and Purchase Agreement in respect of the sale and purchase of certain sale shares in respect of the Target Companies (the **"SPA"**). Subsequent to signing of the SPA, the Parties are still desirous of modifying certain continuing terms and conditions of the SPA that survive Completion as hereinafter specified.

NOW IT IS HEREBY AGREED as follows:

1. Unless otherwise specified herein, all capitalized definitions and nomenclature used in this Addendum shall carry the same meaning ascribed to them as in the SHA.

2. Clause 10.2 of the SPA is to be removed in entirety and superseded with the following provisions.

   " 10.2 Prior to the IPO, the Purchaser agrees to engage the Vendors to provide management services over the operations of the Target Companies at such market rate service fees and subject to such other terms and conditions to be agreed by the parties and documented in separate management service agreement(s). For the avoidance of doubt, as the sole shareholder of the Target Companies, the Purchaser shall have the right to nominate all of the directors to the board of directors of the Target Companies and all key decisions of the Target Companies must be submitted to and approved by the Purchaser or the representative(s) that the Purchaser designates to the Executive Committee of the Target Companies which run the day-to-day operations of the Target Companies.

3. Clause 10.4 of the SPA is to be removed in entirety and superseded with the following provisions.

   "10.4 After Completion, the Vendors shall, subject to engagement by the Purchaser of the Vendors' management services as provided under clause 10.2 above, handover the management and control of the Target Companies to the Purchaser (including but not limited to the right to nominate all directors, company secretary and senior management of the Target Companies, including without limitation the chief executive officer and/or the financial controller). The Purchaser undertakes to change the name of Target Company A within 3 years after IPO into a name without the word 'Times' and shall never include that word as part of the names of either Target Companies "

4. Except otherwise varied above, all the terms and conditions of the SPA shall remain effective, in full force and effect.

5. Clauses 11, 14 to 18 of the SPA shall apply to this Addendum *mutatis mutandis*.

IN WITNESS WHEREOF this Addendum has been executed by the Parties on the day and year first above written.

Vendor A

SIGNED by Cheng Chi Wai, director for and on behalf of **Wealthy Tracks Holdings Limited**	
in the presence of :-	*/s/ Cheng Chi Wai*
NG MAN MAI MIMY BELINDA Solicitor, HKSAR	

Vendor B

SIGNED by **CHOY YUK FU (蔡育富)** (holder of Hong Kong Identity Card No. K224945(6))	*/s/ CHOY YUK FU*
in the presence of :-	
NG MAN MAI MIMY BELINDA Solicitor, HKSAR	

Vendor C

SIGNED by Cheng Chi Wai, director for and on behalf of **Barrowdale Limited**	
in the presence of :-	*/s/ Cheng Chi Wai*
NG MAN MAI MIMY BELINDA Solicitor, HKSAR	

Purchaser

SIGNED by **CHIU KA KI (趙家祺),**
director,
for and on behalf of Purchaser, **Smart Kreate Group Limited**

in the presence of :-

For and on behalf of
Smart Kreate Group Limited

/s/ CHIU KA KI

Authorized Signature(s)

Target Company A

SIGNED by Choy Yuk Fu, director,
for and on behalf of **Times Express Limited**
(時豐快遞有限公司)

in the presence of :-

NG MAN MAI MIMY BELINDA
Solicitor, HKSAR

/s/ Choy Yuk Fu

Target Company B

SIGNED by Choy Yuk Fu, director,
for and on behalf of H2N Limited
in the presence of :-

NG MAN MAI MIMY BELINDA
Solicitor, HKSAR

/s/ Choy Yuk Fu

Signing page of the Addendum